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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

              TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACTS OF 1934

               Date of report (Date of earliest event reported):
                               December 19, 2000
                          Commission File No. 33-9030
                            MAGNAVISION CORPORATION
             (Exact name of registrant as specified in its charter)

DELAWARE                                                22-2741313
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(State or other jurisdiction                            (IRS Employer
of incorporation)                                       Identification No.)

                  141 South Ave. Office# 4, Fanwood, NJ 07023
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                    (Address of principal executive offices)
                                   (Zip Code)

Registrant's telephone number, including area code: (908) 490-9910


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Item 5.  Other Events

On December 20, 2000, the Company announced that the previously announced merge with Blue Acquisition Corp. scheduled for the fourth quarter of 2000, has been delayed and is now scheduled for the first quarter of 2001.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit 99.3 - Press Release, dated December 20, 2000.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 26, 2000                      MagnaVision Corporation

                                             By: /s/ Jeffrey Haertlein
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                                                     Jeffrey Haertlein
                                                     Chief Financial Officer